LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 2, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2016 OF

ENTRUSTPERMAL ALTERNATIVE SELECT FUND

The Board of Trustees of EnTrustPermal Alternative Select Fund (the “fund”) has determined that it is in the best interests of the fund and its shareholders to terminate the fund. The fund is expected to cease operations on or about February 3, 2017. Before the termination is effected, and at the discretion of fund management, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Existing shareholders of the fund who invest in the fund through a systematic investment plan or payroll deduction or those investing through a Retirement Plan or retirement platform (as described under “Retirement and Institutional Investors — eligible investors — Retirement Plans”) will be permitted to purchase shares of the fund for a limited period of time while they select an investment alternative. Shares of the fund are otherwise closed to purchases and incoming exchanges as of the date of this supplement, except for the reinvestment of dividends and distributions, if any. The fund will close to all investments two days prior to the liquidation.

Shareholders who elect to redeem their shares prior to the completion of the termination of the fund will be redeemed in the ordinary course at the applicable net asset value per share. Effective immediately, any deferred sales charges applicable to fund redemptions will be waived. Fund shareholders may exchange their shares for shares of another fund in the Legg Mason mutual fund complex in accordance with the terms of the fund’s prospectus at any time before the fund ceases operations. Shareholders who exchange their shares for the same class of shares of other Legg Mason funds may do so without the imposition of a sales charge. Fund shareholders may consider options that are suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex.

Each shareholder who remains in the fund until termination will receive a liquidation distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds.

The liquidation of the fund will result in one or more taxable events for shareholders subject to federal income tax. An exchange or redemption of shares prior to the termination will generally give rise to a capital gain or loss for shareholders for federal income tax purposes. In connection with the liquidation, the fund may declare taxable distributions of its net investment income and capital gain (including net capital gains, if any, from the liquidation of the assets of the fund) in advance of its regular distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by those shareholders in exchange for their shares and will therefore generally give rise to capital gain or loss depending on the shareholder’s tax basis.

Shareholders who purchased their shares directly from the fund and hold their shares through an individual retirement account (IRA) will receive another communication from the fund prior to the termination regarding their investment.

Shareholders who hold their shares through an IRA should consult their tax advisers concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers. If a check representing your liquidation or redemption proceeds was made payable to you (as opposed to the custodian of your IRA) because of the way your account was registered in the records of the fund, please contact Legg Mason Shareholder Services at 1-877-721-1926 between the hours of 8:00 a.m. and 5:30 p.m. ET. Caution: if you cash the check or deposit in any account other than your IRA, it may be subject to a 10% penalty and taxed as ordinary income in the year of receipt. Other shareholders should likewise consult a personal tax adviser with respect to the effects of the termination of the fund and of any associated distributions.

Please retain this supplement for future reference.

PRML308560

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